UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 28, 2006


                           LEVCOR INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


           Delaware                   0-50186                 06-0842701
--------------------------------------------------------------------------------
 (State or Other Jurisdiction       (Commission            (I.R.S. Employer
       of Incorporation)             File Number)         Identification No.)


 1065 Avenue of the Americas, 28th Floor, New York, NY          10018
--------------------------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (212) 354-8500


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01.   Other Events

         On December 28, 2006 the Registrant notified the participants of its defined benefit pension plan of its intention to file with the Internal Revenue Service an application for a waiver to the extent of $720,000 of the minimum funding standard under section 412(d) of the Internal Revenue Code (the "Code") and section 303 of the Employee Retirement Income Security Act of 1974 for the Merged Retirement Plan of Belding Heminway Company, Inc. (the "Plan"), for the plan year beginning January 1, 2006.

         If the waiver is granted, the Registrant will be permitted to contribute $720,000 of the $1,070,000 funding requirement over a five year period. The $350,000 balance of the funding requirement will be paid in cash by September 15, 2007. If the waiver is not granted, the Registrant will be required to make a contribution of $1,070,000 to the Plan by September 15, 2007. There can be no assurance that the waiver will be granted or that the Registrant will be relieved, in whole or in part, of making a $720,000 contribution to the Plan in 2007.


Item 9.01.   Financial Statements and Exhibits

Exhibits:

99.1 Notice of Funding Waiver Application to Participants, Beneficiaries, and Alternate Payees of: The Merged Retirement Plan of Belding Heminway Company, Inc.

                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LEVCOR INTERNATIONAL, INC.


                                       By: /s/ EDWARD F. COOKE
                                           -------------------------------------
                                           Name:  Edward F. Cooke
                                           Title: Vice President and
                                                  Chief Financial Officer

December 28, 2006


                                       3